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                          SUPPLEMENT TO THE PROSPECTUS

                  CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S
PROSPECTUS.

     Effective June 24, 2003, Steven D. Bleiberg no longer serves as Co-Portfolio Manager of the fund. Vincent J. McBride continues to serve as Portfolio Manager of the fund and is supported by the Credit Suisse International Equity Team. The fund's sub-investment advisers have not changed.

CERTAIN TEAM MEMBER BIOGRAPHIES

          TODD D. JACOBSON, CFA, Director, has been a team member of the fund since October 2002. He came to CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus). Prior to joining Warburg Pincus in 1997, Mr. Jacobson was an analyst with Brown Brothers Harriman from 1993 to 1997. He holds a B.A. in Economics from the State University of New York at Binghamton and an M.B.A. in Finance from the University of Pennsylvania's Wharton School.

          NANCY NIERMAN, Director, has been a team member of the fund since October 2002. She joined Warburg Pincus in 1996 and came to CSAM in 1999 when Credit Suisse acquired Warburg Pincus. Previously, she was a vice president at Fiduciary Trust Company International from 1992 to 1996. Ms. Nierman holds a B.B.A. in International Business from Baruch College, City University of New York.

          ANNE S. BUDLONG, Director, has been a team member of the fund since October 2002. Ms. Budlong joined CSAM in 2000 from Baring Asset Management in London, where, during 1999 she was an Assistant Director and co-managed a European small-capitalization equity retail fund and institutional portfolio. From 1991 to 1999, she worked as an analyst focusing on large- and mid-cap European equities at Clay Finlay in London and New York and, prior to that, as a financial analyst at Oppenheimer & Co. Ms. Budlong holds a B.A. from Williams College with a double major in economics and Asian studies.

          HARRY M. JAFFE, Vice President, has been a team member of the fund since October 2002. Mr. Jaffe joined Warburg Pincus in 1998 and came to CSAM in 1999 when it acquired Warburg Pincus. Previously, he was an associate in portfolio management at Scudder Kemper Investments from 1996 to 1998, an accountant at Continuum Health Partners from 1995 to 1996 and, prior to that, an assistant broker at Shearson Lehman. Mr. Jaffe holds a B.A. in economics from the American University and studied international economics at Cambridge University's Institute for Economic and Political Studies. He is a member of the Society of Quantitative Analysts.

          GREG NORTON-KIDD, Director, has been a team member of the fund since October 2002. He joined CSAM in 1999 from the Flemings group, where he was a senior Japanese equity salesman in London, Tokyo and New York from 1990 to 1999. Mr. Norton-Kidd holds an M.A. in Natural Sciences from Cambridge University.

          TODOR PETROV, Vice President, has been a team member of the fund since October 2002. He joined CSAM in 1999 after graduating in May of that year with an M.B.A. in finance from the University of Maryland. In 1997, Mr. Petrov received a B.A. in applied economics and business administration from the American University in Bulgaria.

Dated: June 27, 2003

                                                             CSISB-16-0603
                                                             2003-038